UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2008

DITECH NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26209	94-2935531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 E. Middlefield Road

Mountain View, Ca. 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 623-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

                On February 21, 2008, Ditech Networks, Inc. issued a press release announcing its fiscal 2008 third quarter financial results.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

                The information in the report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Ditech Networks, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated February 21, 2008, Announcing Ditech Networks, Inc. Fiscal 2008 Third Quarter Financial Results.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DITECH NETWORKS, INC.

Dated: February 21, 2008	By:	/s/ Dr. Todd G. Simpson
Dr. Todd G. Simpson
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated February 21, 2008, Announcing Ditech Networks, Inc. Fiscal 2008 Third Quarter Financial Results.